UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2021

Finward Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	0-26128	35-1927981
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-4400
(Registrant’s Telephone Number, Including Area Code)

NorthWest Indiana Bancorp
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                  ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders

On May 21, 2021, NorthWest Indiana Bancorp (n/k/a Finward Bancorp) (the “Bancorp”) held its Annual Meeting of Shareholders virtually pursuant to due notice. Only holders of the Bancorp’s common stock at the close of business on March 19, 2021 (the “Record Date”), were entitled to vote at the Annual Meeting. Holders of a total of 2,541,715 shares were present virtually or by proxy at the meeting, constituting a quorum.

The Bancorp’s shareholders voted on three proposals at the Annual Meeting. The proposals are described in detail in the Bancorp’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 31, 2021. The final results of the votes regarding each proposal are set forth below.

Proposal 1: The Bancorp’s shareholders elected four directors to the following terms. The votes regarding this proposal were as follows:

Director	Expiration of Term	Votes For	Votes Withheld	Broker Non- Votes

David A. Bochnowski	2024	1,978,473	8,816	554,426
Kenneth V. Krupinski	2024	1,974,393	12,896	554,426
Anthony Puntillo, D.D. S., M.S.D.	2024	1,966,652	20,637	554,426
James L. Wieser, J.D.	2024	1,959,626	27,663	554,426

Proposal 2: The proposition described below, having received a vote virtually or by proxy of more favorable votes than votes cast against the proposition, was declared to be duly adopted by the shareholders of the Bancorp.

	For	Against	Abstain

Approval and ratification of the appointment of BKD, LLP as auditors for the Bancorp for the year ended December 31, 2021	2,540,222	1,414	79

Proposal 3: The proposition described below, having received an advisory vote virtually or by proxy of more favorable votes than votes cast against the proposition, was declared to have been adopted:

	For	Against	Abstain	Broker Non-Votes

Approval, on a non-binding advisory basis, of the executive compensation paid to the named executive officers of the Bancorp as disclosed in the proxy statement for the Annual Meeting	1,882,124	46,833	58,332	554,426

No other matters were considered or voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: May 25, 2021	Finward Bancorp

	By:	/s/Benjamin J. Bochnowski
Benjamin J. Bochnowski President and Chief Executive Officer